UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2012

QUADRANT 4 CORPORATION
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

033-42498	65-0254624
(Commission File Number)	(IRS Employer Identification Number)

2850 Golf Road, Suite 405, Rolling Meadows, Illinois, 60008
(Address of principal executive offices)

(732) 798-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4:	FINANCIAL INFORMATION
ITEM 4.01:	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Termination of Engagement of Prior Firm.

On March 19, 2012, the Board of Directors of Quadrant 4 Corporation (the “Company”), acting as its Audit Committee, terminated the engagement of Schulman Wolfson & Abruzzo, LLP, (“SWALLP”) as the Company’s independent registered public accounting firm. SWALLP was engaged on April 27, 2011 and had audited the consolidated financial statements of the Company for the year ended December 31, 2010. From  April 27, 2011 through March 19, 2012, the Company has not had any disagreements with SWALLP  on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to SWALLP’s  satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such year. From April 27, 2011 through March 19, 2012, there were no reportable events, as defined in Item 304(a) (1) (v) of Regulation S-K.

The Company has provided SWALLP with a copy of the disclosures it is making in response to this Item 4.01 and has requested that it furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

SWALLP  has not provided the Company with a copy of such letter.

Engagement of New Firm.

Effective on March 19, 2012 (the “Engagement Date”), the Company engaged Rosen Seymour Shapps Martin, LLP, (“RSSM”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2011.  The engagement of RSSM as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors, acting as its Audit Committee.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with RSSM regarding either: the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RSSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01:                                                       FINANCIAL STATEMENTS AND EXHIBITS

Financial statements of business acquired – Not required;

Pro forma financial information – Not required;

Shell Company Transactions – Not required;

Exhibits - None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUADRANT 4 CORPORATION

March 26, 2012	By:	/s/ Dhru Desai
Dhru Desai
Chief Financial Officer